(NYSE: NBHC) Annual Meeting of Shareholders Exhibit 99.1

A Foundation For Growth

Stock Price / Market Cap $18.55 / $1.0bn
Assets $5.3bn
Deposits $4.1bn
Loans $1.8bn
NBH 1Q13 Snapshot
Full-Service Banking Centers 101
Capital Deployed $650mm
TBV / Share
(Inception / Current / Current
with Excess Accretable Yield¹)
$18.82 / $19.13 / $19.65
2
Excess Capital
(10% T1L / 8% T1L)
$400mm / $475mm
Raised $974 million in late 2009
Completed four acquisitions in 12 months
Created meaningful scale and market
share in attractive markets
Fully integrated acquired franchises into
scalable operating platform
Executing on both organic and M&A
strategy
Profitable since inception of banking
operations¹
Successfully completed IPO
Note: Market data as of 1-April-13, financial information as of 31-March-13.
¹ Excludes IPO expenses.
2 1Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.52 after-tax to our TBV.
Company Overview

CO
KS
MO
70
70
25
35

National Bank Holdings
CORPORATION

Source: SNL Financial.  Based on regulatory information as of 31-Dec-12.
¹ Includes banks with Texas Ratios >100% or <0%. Texas ratio defined as (Adj. NPAs + 90s) / (TCE + LLR).
² Market Extension includes IA, MT, ND, NE, SD, and WY.
³ “ Active acquirers” are defined as all banks & thrifts with a presence in each market that meet the following criteria: Total assets greater than $5bn, NPAs / Assets < 2.5%, Leverage Ratio > 8.0% and have completed 1 or more acquisitions since 31-Dec-08. Totals  exclude double-counting.
Large Number of Acquisition Opportunities with Limited Competition
Areas of Focus
Future Acquisition Opportunities
In Market Market Extension² Total
Healthy Institutions ($500mm-$10bn in Assets)
Number of Institutions
67 73 140
Total Assets ($bn)
$102.4 $113.0 $215.4
Total Deposits ($bn) 76.6 86.4 163.0
Troubled Institutions (<$10bn in Assets)¹
Number of Institutions
26
11 37
Total Assets ($bn)
$14.9 $4.3 $19.2
Total Deposits ($bn) 12.7 3.5 16.2
Total Institutions
Number of Institutions
93 84
177
Total Assets ($bn)
$117.3 $117.3 $234.6
Total Deposits ($bn) 89.3 89.9 179.2
# of Active Acquirers
3
6 2 6
Whole bank (un-assisted) transactions
Branch divestitures
Specialty businesses (asset and fee generators)
FDIC assisted transactions

68% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans
98.6% of total liabilities composed of client deposits and repos
Capital is strictly composed of common equity
Loan Portfolio
Total Assets
Loans
Non 310-30
Loans
$1,035mm  59%
310-30
Loan Pools
$730mm 41%
Low-Risk Balance Sheet
310-30  Loan Pools Accretable Yield
Reclassification Life-to-Date ($mm)
$ 107,893 $ (24,338)
$ 83,555
Inc. in Accr. Yield, net
(Recog. Over Time)
Impairments
(Provision)
Net Economic
Impact
Marked to
Market
36%
New Originations
34%
Marked to
Market &
Covered
30%
Covered
$ 467
Non-
Covered
$ 264
New
Originations
$ 594
Covered
$ 70
Non-
Covered $
371
Loans
33%
Investment
Securities
50%
Cash
8%
FDIC
Indemnification
Asset
1%
Other Assets
8%
61% of portfolio carries acquisition fair value marks
30% is covered by FDIC loss share
41% are in accounting loans pools that are revalued quarterly

$ 25
$ 14
$ 25
$ 17
$ 35
$ 17
$ 14
$ 54
$ 36
$ 10
$ 82
$ 33
$ 8
$ 19
$ 20
$ 84
$ 40
$ 22
$ 7
$ 11
$ 128
$ 7
$ 60
$ 24
$ 11
$ 26
$ 140
$ 6
$ 53
$ 29
$ 21
$ 31
$109
$ 2
$ 46
$ 9
$ 37
$ 15
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Commercial
CRE
Agriculture
Resi.
Consumer

National Bank Holdings
CORPORATION

Loan Portfolio Strategic Loan Composition (31-Mar-13)
($ in millions)
High Quality and Stable Strategic Loan Portfolio
Strategic Loans – Non-performing (31-Mar-13)
Strategic Portfolio: $1.2bn
Loan Originations
Q-o-Q Growth — — 42% 54% 52% 2% 52% 9% (22)%
Strategic Loans Non-Strategic Loans
$1,085
$1,127
$1,154
YE11 YE12 1Q13
$1,189
$711
$612
YE11 YE12 1Q13
Comm.
15%
Agriculture
13%
Owner
Occupied
CRE 9%
Other CRE
17%
Resi 42%
Consumer
4%
37%
Non-performing
0.6%
Performing
99.4%

Off to a Great Start
Profitability & Adj. ROATA
TBV / Share
($ in millions, except per share data)
Source: SNL Financial.
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. NBH metrics presented on an adjusted basis, which excludes stock-based compensation expense, gain or loss on sale of securities, bargain purchase gains, related acquisition expenses, and IPO related expenses. Financial metrics tax affected based on the effective tax rate for each period.
¹ Excluding $12mm of after-tax expenses related to NBH’s IPO, 3Q12 and FY2012 net income would have been $4mm and $16mm, respectively.
² 4Q12 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less
4.5% average loan yield on originations.
2
Profitable since beginning of operating
history¹
TBV accretive even after four acquisitions
and start-up costs
$0.52
$ 16.9
$ 15.6
$ 3.3
$ 4.1
$ 4.0
$ 4.3
$ 3.0
0.39%
0.33%
0.27%
0.34%
0.34%
0.38%
0.29%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
FY2011 FY2012 1Q12 2Q12 3Q12 4Q12 1Q13
Adj. Net Income Adj. ROATA
$18.82
$17.60
$17.68
$18.25
$19.50
$19.10
$19.16
$19.30
$19.17
$19.65
Inception FY 2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Reported Excess Accretable Yield²
$ 19.29
Acquisition of Bank Midwest &
Hillcrest Bank
Acquisition of Bank of
Choice
Acquisition of Community Banks of
Colorado
$19.13

First Quarter Earnings Summary

Reported 1Q13 net income of $2.1 million or $0.04 per share.
Grew the strategic loan portfolio by 11.4% annualized and successfully exited $98.7 million of non-
strategic loan portfolio.
Grew average transaction account deposit balances 4.8% annualized, driving a 3 basis point improvement in total cost of deposits.
Added $14.9 million to accretable yield for the acquired loans accounted for under ASC 310-30, while only taking $0.3 million in impairments, netting to a $14.6 million economic improvement in the quarter and $83.6 million on a life-to-date basis.
Credit quality continued to improve, with non-performing loans improving to 2.08% from 2.23%. Net charge-offs on non-310-30 loans were 0.44% annualized.
Net interest margin of 3.88% during the first quarter, driven by attractive yields on loans accounted for under ASC 310-30 loan pools and lower cost of deposits.
Expenses before problem loan/OREO workout expenses were flat for the third consecutive quarter, adjusting for the third quarter IPO expenses. The problem loan/OREO workout expenses totaled
$7.1 million, decreasing $2.9 million from the prior quarter.
Tangible book value per share of $19.13 before consideration of the excess accretable yield value of $0.52 per share.
Approximately $400 million in excess strategic capital (above 10% Tier 1 Leverage), which positions us for future growth opportunities.